INVICTA GROUP INC.

                          2002 EQUITY COMPENSATION PLAN

The purpose of the INVICTA GROUP INC. 2002 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Invicta Group Inc. (the "Company") and its subsidiaries, (ii) certain Key Advisors (as defined in Section 4(a)) who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options and restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

     1.     Administration
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     (a)     Committee.  The Plan shall be administered and interpreted by the
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Board of Directors or a committee appointed by the Board (the Board of Directors in such capacity or any committee appointed by the Board of Directors is referred to hereafter as the "Committee"). The Committee as appointed by the Board shall consist of two or more persons appointed by the Board, all of whom may or may not be "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b)     Committee Authority.  The Committee shall have the sole authority
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to (i) determine the individuals to whom grants shall be made under the Plan,
(ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

     (c)     Committee Determinations. The Committee shall have full power and
             ------------------------
authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

     2.     Grants.      Awards under the Plan may consist of grants of
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incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options" and, together with Incentive Stock Options, "Options"), and restricted stock as described in Section 6 ("Restricted Stock") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. In the event there is an inconsistency between the terms of the Grant Instrument and the terms of the Plan, the terms of the Grant Instrument shall govern. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3.     Shares Subject to the Plan
            --------------------------

     (a)     Shares Authorized. Subject to the adjustment specified below, the
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aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 5,000,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be as determined by the Committee ("Award Limit"). The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. However, to the extent
Section 162(m) of the Code requires, such shares continue to be counted against the Award Limit.

     (b)     Adjustments.  If there is any change in the number or kind of
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shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

     With respect to Options which are granted to participants, the compensation of whom could be subject to limitation under Section 162(m) of the Code and which are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 3(b) or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the option to fail to qualify under Section 162(m)(4)(C), or any successor provisions thereto. Furthermore, no adjustment or action shall be authorized to the extent the adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Company Stock subject to any Option shall always be rounded to the next whole number.

     4.     Eligibility for Participation     Eligibility for Participation.
            -----------------------------     -----------------------------

     (a)     Eligible Persons.  All employees of the Company and its
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subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Key advisors and consultants who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

     (b)     Selection of Grantees. The Committee shall select the Employees,
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Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

     5.     Granting of Options      The following terms
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shall apply to the grant of Options, unless otherwise specified in the Grant
Instrument:

     (a)     Number of Shares. The Committee shall determine the number of
             ----------------
shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

     (b)     Type of Option and Price.
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     (i)     The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code or Nonqualified Stock Options that are not intended to so qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

     (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (A) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted; (B) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant;
(C) in the case of an option intended to qualify as performance based compensation (as described in Section 162(m)(4)(c) of the Code), the Exercise Price shall not be less than 100% of the Fair Market Value of Company Stock on the date of grant; and (D) in the case of Nonqualified Stock Options granted to non-employee directors, the Exercise Price shall equal 100% of the Fair Market Value of Company Stock on the date of grant.

     (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c)     Option Term. The Committee shall determine the term of each Option.
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The term of any Option shall not exceed ten years from the date of grant.
However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

     (d)     Vesting and Exercisability of Options.  Options shall vest and
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become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the vesting and/or exercisability of any or all outstanding Options at any time for any reason. Options may, at the discretion of the Committee, be exercised prior to vesting, provided that the optionee grants the Company a right to repurchase any unvested shares at the exercise price upon termination of the optionee's service to the Company.

     (e)     Termination of Employment, Disability or Death.
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

     (i) Except as provided below, an Option may only be exercised while the Grantee is employed by or otherwise providing service to the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability", or "termination for cause", any Option which is otherwise exercisable by the Grantee shall (i) in the event the Grantee executes, upon his/her termination, the Company's standard confidentiality and non-disparagement agreement, terminate ninety days after the date on which the Grantee ceases to be employed by the Company; or otherwise (ii) in the event the Grantee refuses, upon his/her termination, to execute the Company's standard confidentiality and non-disparagement agreement, on the date on which the Grantee ceases to be employed by the Company. Notwithstanding the foregoing, an Option may never be exercised after the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

     (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate on the date on which the Grantee ceases to be employed by the Company. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

     (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in a Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

     (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified in a Grant Instrument), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified in a Grant Instrument), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

     (v)     For purposes of Sections 5(e) and 6:

     (A) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent and subsidiary corporations.

     (B) "Employed by the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

     (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of Section 22(e)(3) of the Code or otherwise as defined in an employment consultant or other agreement between the Company and the Grantee.

     (D) "Termination for cause" shall mean, except to the extent specified otherwise by the Committee or otherwise as defined in an employment, consultant or other agreement between the Company and the Grantee, a finding by the Committee that the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. A Grant Instrument may provide that in the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option, upon refund by the Company of the Exercise Price paid by the Grantee for such shares, and any option gain realized by the Grantee from exercising all or a portion of an Option within the two-year period prior to the event shall be paid by the Grantee to the Company.

     (f)     Exercise of Options. A Grantee may exercise an Option that has
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become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

     (g)     Limits on Incentive Stock Options.  Each Incentive Stock Option
             ---------------------------------
shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of Section 424(f) of the Code).

     6.     Restricted Stock Grants    .  The Committee
            -----------------------
may issue or transfer shares of Company Stock to an Employee or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock, unless otherwise provided for in the Grant Instrument:

     (a)     General Requirements.  Shares of Company Stock issued or
             --------------------
transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

     (b)     Number of Shares.  The Committee shall determine the number of
             ----------------
shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

     (c)     Requirement of Employment.  If the Grantee ceases to be employed by
             -------------------------
the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     (d)     Restrictions on Transfer and Legend on Stock Certificate.  During
             --------------------------------------------------------
the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 8(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

     (e)     Right to Vote and to Receive Dividends. Unless the Committee
             --------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

     (f)     Lapse of Restrictions. All restrictions imposed on Restricted Stock
             ---------------------
shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

     (g)     Performance Based Compensation.  The Committee may grant Restricted
             ------------------------------
Stock to an employee covered under Section 162(m) of the Code that vests upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(c) of the Code, with respect to Restricted Stock which may be granted to one or more employees covered under Section 162(m) of the Code, no later than ninety days following the commencement of any fiscal year in question or any other designated fiscal period, the Committee shall, in writing, (i) designate the employees covered under Section 162(m) of the Code,
(ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and
(iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) participant for such fiscal year or other designed fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance target has been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designed fiscal period.

     7.     Withholding of Taxes
            --------------------

     (a)     Required Withholding.  All Grants under the Plan shall be subject
             --------------------
to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

     (b)     Election to Withhold Shares.  If the Committee so permits, a
             ---------------------------
Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     8.     Transferability of Grants
            -------------------------

     (a)     Nontransferability of Grants. Except as provided below, only the
             ----------------------------
Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, and then only if and to the extent permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     (b)     Transfer of Nonqualified Stock Options. Notwithstanding the
             --------------------------------------
foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

     9.        Reorganization of the Company.
               -----------------------------

     (a)     Reorganization.  As used herein, a "Change of Control" shall be
             --------------
deemed to have occurred upon the consummation of any of the following transactions: (i) any merger or consolidation of the Company or other transaction (other than sales of equity by the Company for the purpose of raising cash for its own account) where the shareholders of the Company immediately prior to such transaction will not beneficially own immediately after such transaction shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

     (b)     Assumption of Grants. Upon a Change of Control where the Company is
             --------------------
not the surviving corporation (or survives only as a subsidiary of another corporation), the Company shall provide that either (i) all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation, (ii) the Company or the surviving company shall pay to each Grantee an amount equal to the product of (x) the number of Options then vested and exercisable, multiplied by (ii) the Fair Market Value per share less the Exercise Price per Option, or (iii) the Committee may, in its sole discretion, accelerate the vesting of some or all of the Grants.

     (c)     Notice and Acceleration. Upon a Change of Control, the Company
             -----------------------
shall provide each Grantee who has outstanding Grants with written notice of such Change of Control. The Committee may, in its sole discretion, provide in a Grant Instrument that upon a Change of Control (i) all outstanding Options shall automatically accelerate and become fully exercisable, and (ii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse. If the Committee does not provide such terms in the Grant Instrument, a Change of Control will not impact a Grant.

     10.        Limitations on Issuance or Transfer of Shares. No Company
               ---------------------------------------------
Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     11.     Amendment and Termination of the Plan
             -------------------------------------

     (a)     Amendment.  The Board may amend or terminate the Plan at any time;
             ---------
provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section l62(m) of the Code.

     (b)     Termination of Plan.  The Plan shall terminate on the day
             -------------------
immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

     (c)     Termination and Amendment of Outstanding Grants.  A termination or
             -----------------------------------------------
amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or, may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d)     Governing Document. The Plan shall be the controlling document. No
             ------------------
other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     12.     Funding of the Plan1.      This Plan shall be
             ----------------------
unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     13.     Rights of Participants    .  Nothing in this
             ----------------------
Plan shall entitle any Employee, Key Advisor or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     14.     No Fractional Shares.     .  No fractional
             --------------------
shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     15.     Headings.      .  Section headings are for reference only.
             --------
In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     16.     Effective Date of the Plan
             --------------------------

     (a)     Effective Date.  The Plan shall be effective on August 1, 2012.
             --------------

     (b)     Public Offering.  The provisions of the Plan that refer to a Public
             ---------------
Offering, or that refer to, or are applicable to persons subject to, Section 16 of the Exchange Act or Section 162(m) of the Code, shall be effective for so long as such stock is so registered.

     17.     Miscellaneous
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
     (a)     Grants in Connection with Corporate Transactions and Otherwise.
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Nothing contained in this Plan shall be construed to (i) limit the right of the
Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b)     Loans.  The Committee may, in its discretion, extend a loan in
             -----
connection with the exercise or receipt of a grant under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     (c)     Compliance with Law.  The Plan, the exercise of Options and the
             -------------------
obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (d)     Governing Law. The validity, construction, interpretation and
             -------------
effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Florida, without regard to conflicts of laws principles.

/s/ Richard David Scott, COO
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Richard David Scott, COO